GRANITESHARES ETF TRUST

GRANITESHARES FUND	NYSE ARCA, INC. TICKER SYMBOL
GRANITESHARES HIPS US High Income ETF	HIPS

SUPPLEMENT DATED March 10, 2023

TO THE PROSPECTUS DATED October 28, 2022

GraniteShares HIPS US High Income ETF (the “Fund”) is a series of GraniteShares ETF Trust. Effective March 16, 2023, the Fund will seek to track a different index. This Supplement revises the Fund’s prospectus (“Prospectus”) to reflect this change.

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

●	Under section Investment Objective, the text “TFMS HIPS Index (the “Index”)” is replaced with the following text:

EQM High Income Pass-Through Securities Index

●	Under section Principal Investment Strategy, the figure “60” is replaced with the following figure:

40

●	The text under the section Index, is replaced as following

The Index is constructed to capture up to 40 high income securities, typically with pass-through structures, across the following sectors: (i) closed-end funds (“CEFs”), (ii) real estate investment trusts (“REITS”), (iii) asset management and business development companies (“BDCs”), and (iv) energy production and energy transportation and processing companies. Energy-related companies included in the Index are structured as master limited partnerships (“MLPs”).

The Index applies a quantitative screen to the securities in such sectors for minimum market capitalizations and minimum liquidity thresholds. The Index then selects up to 10 securities with the highest yield and lowest volatility over a prescribed time period for each sector with all securities equally weighted. Each sector is weighted at 25% at each index reconstitution/rebalancing. The Index may include small, mid-, and large-capitalization companies meeting the screening criteria.

The Index is reconstituted annually and rebalanced quarterly.

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Investors Should Retain This Supplement for Future Reference